BARON FUNDS

                   Supplement to the January 1999 Prospectus
                                  May 19, 1999

Effective  May 19,  1999,  the  shareholders  of the Baron  Growth & Income Fund series voted to change the investment goal and objective to capital appreciation, dropping income as a secondary objective. The Board of Trustees then changed the name of the Fund to BARON GROWTH FUND.


                                Baron Asset Fund
                               Baron Growth Fund
                              Baron Small Cap Fund
                                 distributed by
                              Baron Capital, Inc.
                                767 Fifth Avenue
                               New York, NY 10153

(800) 99-BARON
(212) 583-2100

P  R  O  S  P  E  C  T  U  S


                               BARON FUNDS


                                              J A N U A R Y  1 9 9 9

                                              BARON ASSET FUND

                                              BARON GROWTH
                                              & INCOME FUND

                                              BARON SMALL CAP FUND



                     [REGISTERED CASTLE LOGO]

WELCOME TO
BARON FUNDS:

BARON:  A CULTURE FOCUSED ON GROWTH...BIG             [PHOTO]
IDEAS, GREAT PEOPLE, SMALL AND MID-SIZED
BUSINESSES.

When I founded Baron Capital in May 1982, a little more than sixteen years ago, I had no grand plan for Baron Capital to become what it has. I had been a securities analyst since 1970, and a portfolio manager/analyst since 1975. My initial investment successes in the early 1970's were the result of my recognizing a few simple, obvious and potentially large ideas. McDonald's...we ate their $.18 hamburgers and $.15 fries and drank their $.10 Cokes in high school and I felt demand for their food would be substantial; their corporate growth was at an early stage; and, they just had to be able to raise prices...Disney...I was bullish on the prospects for the new themed amusement park they were building in Orlando and, for the 100,000 acres they owned surrounding that park...Federal Express...I thought the idea of overnight and reliable mail service for businesses sounded like a great idea...and, Mattel...the prospects for Barbie seemed to me a lot bigger than most other analysts expected.

My investment education advanced greatly in the mid 1970's...and, I finally began to accumulate capital...when I met several hardworking, brilliant, no nonsense, live by your word, die by your word entrepreneurs with big ideas...Jay Pritzker, Hyatt Hotels...Phil Berman, Leader Healthcare and Hess' Department Stores...David Murdoch, Flexivan and IBP...and Steve Wynn, Golden Nugget...and, invested in their businesses. In addition to a big, long lasting idea, people became the next element of our investment equation.

Our formula continued to evolve. I determined to invest in small and mid-sized businesses rather than larger ones. I felt, intuitively, that smaller businesses had greater potential for growth. Smaller businesses were also less likely to be priced efficiently since few Wall Street analysts cared enough to follow their progress. I believed investment information gathered through my independent research efforts, as a result, would often not yet be reflected in a business' stock market valuation. This offered significant investment advantage, I felt then and continue to believe. I invested in a relatively concentrated fashion to best take advantage of the opportunities my independent investment research had unearthed. I had inadvertently begun to follow the investment precept to "put all your eggs in one basket and don't take your eyes off the basket."

Finally, following a strictly common sense approach, I was only willing to invest in a business that could be purchased at an attractive price. I invested in businesses that

                                                     NOT PART OF THE PROSPECTUS
could be expected to double in size every three to five years. I determined to purchase shares in these businesses only if we could buy shares at prices that offered my clients the same opportunity.

BARON: A LONG TERM INVESTOR...OWNS MAJOR STAKES IN         [PHOTO]
SEVERAL BUSINESSES. LONG TERM INVESTMENTS CONTINUE
TO OFFER PROMISE; RECENT INVESTMENTS PROVIDE
SIGNIFICANT EMBEDDED OPPORTUNITY.

Baron Capital's investment philosophy...and performance...have been built upon a relatively simple, and straightforward, idea. We are long term investors in businesses. We do not trade stocks. We think of ourselves as part owners of publicly held businesses...very profitable businesses with important barriers to prevent others from usurping our corporate opportunities. Businesses in which we invest are run by terrific executives, entrepreneurial executives we like, trust and admire...and who are also focused on growth.

Our oldest and largest mutual fund, Baron Asset Fund, was founded in June 1987. Baron Asset annual portfolio turnover averaged just 18.7% during the past three years. This means that we hold an average investment more than five years! Most mutual funds that invest in small and mid-sized businesses have annual portfolio turnover of more than 100%...those funds hold their investments less than twelve months.1 Investors in other funds can rarely know what their funds own. Investors in Baron Funds know what they own. And, even more importantly, Baron Capital's analysts, over the years, have the opportunity to become more knowledgeable about these businesses than most other investors, an important advantage for our shareholders. Baron Asset has out performed the S & P 500, Russell 2000 and, all but a few other funds since its inception.

Baron Funds owns major interests in several publicly traded       [PHOTO]
businesses...  Vail Resorts,  Sotheby's,  Manor Care,
Charles Schwab,  American Tower,  Robert Half,
Heftel, Saga Communications,  Sun International
Hotels,  Choice Hotels,  DeVry, Mirage Resorts,
NTL and Polo Ralph Lauren. We are likely to remain investors in these businesses, and several others, as well, for years. Many of our investments have increased in value several fold since our initial purchases...Schwab has appreciated more than twenty five times since 1992, Manor Care seven times since 1989, DeVry fifteen times since 1990 and Robert Half International more than 44 times since our initial purchases in 1991. All still offer the potential to double in price during the next five

NOT PART OF THE PROSPECTUS
years.  Many of our newer  investments  offer our funds'         [PHOTO]
shareholders even more significant appreciation potential, we believe...although probably not 44 times in seven years. Of course, we cannot predict future results.

BARON: A GROWTH BUSINESS...OUR INVESTMENT PERFORMANCE HAS BEEN VERY GOOD, OUR MEDIA COVERAGE GREAT, OUR DISTRIBUTION EXTRAORDINARY!

At its founding in 1982, Baron Capital had less than $10 million customer assets under management. Our firm was dependent for revenue upon brokerage commissions paid by its institutional customers for our investment research. We made the decision to stop selling our research to others seven years ago. About six years ago our firm's assets under management began to grow very rapidly. Since 1992, Baron Capital has been one of the fastest growing domestic equity mutual funds in the United States.2 The firm's customer assets under management have grown to $7.7 billion as of December 31,1998, the date of this letter. Each year for the past six years, Baron Funds has garnered an increasing share of the assets invested in domestic, equity mutual funds. During the past two years, Baron Funds has received more than 1% of net new assets invested in domestic, equity mutual funds. 3

Our firm's rapid customer asset growth has been achieved importantly because we recognized in 1992 that Charles Schwab's Mutual Fund Marketplace and later, that Schwab's Mutual Fund OneSource, would revolutionize mutual fund distribution. Baron Funds has benefited greatly not just from its participation in Schwab's OneSource, but also as a member in Fidelity's FundsNetwork and other fund "supermarket" distribution systems. The strong performance of Baron Asset Fund since 1987, and of our managed accounts for the seventeen years prior, had already attracted the attention of the financial press. The new financial supermarkets permitted independent, fee based financial planners, for the first time, to easily invest for their clients in our by then already well known, but still small mutual fund. The very favorable publicity we have received in the financial press since has helped us add retail investors, also through the convenience of the financial supermarkets.

Baron Asset Fund has increasingly been chosen as one of several mutual funds to be offered as a possible 401(k) investment option for employees of large corporations. Our strategic alliances with other large mutual fund management companies and brokerage firms have also helped us begin to grow our 401(k) investors. We believe 401 (k) plan investors will continue to increase their percentage ownership of our mutual funds. This is of benefit to our funds' other shareholders since these assets have greater persistency, namely, they last longer, and, accordingly, allow us to continue to make longer term, potentially very profitable investments in businesses.

BARON HAS TERRIFIC EMPLOYEES...TALENTED, ETHICAL, HARD WORKING, LOYAL.

                                                     NOT PART OF THE PROSPECTUS

Baron Capital has  attracted...trained...and  retained...        [PHOTO]
exceptionally talented and dedicated employees. As a result, our firm's financial expertise, knowledge base and reputation have continued to grow. Baron Capital has become a preferred place of employment for talented investment professionals. Employee turnover during the past five years has been virtually nil.

I am grateful to my fellow employees for the contributions they have made to our firm's success. I am certain that the coming years offer even greater promise and potential than the recent past.

THANK YOU FOR INVESTING IN BARON FUNDS

We recognize it cannot be an easy decision for most individuals and their families when choosing mutual funds in which to invest. It must be especially difficult when you must consider how to invest your hard earned savings to fund your retirement, your children's education or a new home. We understand the task must be even more daunting since there are now more mutual funds than there are stocks. We hope our shareholder letters, interviews in the press and annual investment conferences have made it easier for you to determine if Baron Funds represents an appropriate investment for you and your family.

I want to thank you for choosing to join us as fellow shareholders at Baron Funds. I also want to thank our fellow employees for the confidence you have shown in me and in our business. We will continue to work hard to justify this confidence. We are looking forward to a successful 1999.

Sincerely,

/s/Ronald Baron

Ronald Baron
Chairman of the Board and
Chief Executive Officer



1 According to Morningstar, a reported 1232 out of 1643 small and mid cap mutual funds have an average turnover rate of 98%.
2    Data provided by Investment  Company  Institute and Baron  Capital,  Inc.
3    Data provided by Investment Company Institute and Baron Capital, Inc.



NOT PART OF THE PROSPECTUS

BARON FUNDS OFFERS THEIR DIFFERENT MUTUAL FUNDS TO HELP INVESTORS WITH DIFFERING INVESTMENT NEEDS ACHIEVE THEIR LONG TERM FINANCIAL GOALS.

BARON ASSET FUND, A NO-LOAD, SMALL CAP FUND
Baron Asset Fund, founded June 12, 1987, invests primarily in small and mid-sized companies. We believe the market is least efficient when valuing assets and growth prospects of these companies. This is because most investors and securities analysts are most interested in larger companies. They also seem to be most interested in current events and company earnings results for the next three months, information they believe will influence stock prices in the near term. This provides our Fund with investment opportunity since we focus, instead, on the prospects for businesses over the long term, e.g. at least three to five years. Baron Asset Fund is suitable for investors seeking long term capital appreciation.

BARON GROWTH & INCOME FUND, A NO-LOAD, GROWTH AND INCOME FUND
Baron Growth & Income Fund, founded January 3, 1995, also invests primarily in common stocks of well managed, fast growing, small and mid-sized companies. In addition, it currently invests 25-30% of its assets in convertible debt securities and dividend paying common stocks which offer both attractive yields and growth. A large portion of these income producing securities are currently real estate investment trusts. Baron Growth & Income Fund could achieve higher returns than most growth and income funds due to its investments in fast growing smaller companies; it should be less volatile than most small cap growth funds due to its significant investments in income producing securities. This Fund is suitable for investors seeking capital appreciation but who desire less risk than is usually associated with investing in small cap funds.

BARON SMALL CAP FUND, A NO-LOAD, SMALL CAP FUND
Baron Small Cap Fund, founded October 1, 1997, invests primarily in small companies. The Fund's investments fall into three categories: small cap stocks that have significant long-term growth prospects that can be purchased at attractive prices because their prospects have not yet been appreciated by investors; smaller companies that have strong long-term franchises but have disappointed investors with short-term results and can be currently purchased at value prices; and special situations, including spin-offs and recapitalizations, where significant shareholder displacement and a lack of investor awareness create opportunities to purchase great businesses at discount prices. Baron Small Cap Fund is suitable for investors seeking long term capital appreciation who understand the risks associated with investing in smaller companies.

                                                      NOT PART OF THE PROSPECTUS

NOT PART OF THE PROSPECTUS

BARON ASSET FUND
BARON GROWTH & INCOME FUND
BARON SMALL CAP FUND
767 Fifth Avenue,
New York, New York 10153
1-800-99-BARON
212-583-2100




















This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.


As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission has approved or disapproved them or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.




January 20, 1999

                                                               PROSPECTUS 1

TABLE OF CONTENTS

--------------------------------------------------------------------------------
INFORMATION ABOUT       Investment Goals and Strategies......................3

THE FUNDS               Principal Risks......................................4

                        Past Performance.....................................6

                        Fund Expenses........................................7

                        Financial Highlights.................................8

                        Other Investment Strategies.........................10

                        Management..........................................12

--------------------------------------------------------------------------------

INFORMATION             How Your Shares are Priced..........................14
ABOUT YOUR
INVESTMENT              How to Purchase Shares..............................14

                        How to Redeem Shares................................16

                        Distributions and Taxes.............................18

                        General Information.................................18

--------------------------------------------------------------------------------

MORE INFORMATION        Back Cover








2 PROSPECTUS

INFORMATION ABOUT THE FUNDS


INVESTMENT GOALS AND STRATEGIES
The investment goals of the Funds are:

BARON ASSET FUND      capital appreciation through investments in securities of
                      small and medium sized companies with undervalued assets or favorable growth prospects

BARON GROWTH          capital appreciation with income as a secondary objective
& INCOME FUND

BARON SMALL CAP FUND  capital appreciation through investments primarily in securities of small companies

Investment decisions are made by the Funds' investment adviser, BAMCO, Inc. (the "Adviser").

BARON ASSET FUND and BARON GROWTH & INCOME FUND invest primarily in small sized companies with market capitalizations of approximately $100 million to $1.5 billion and medium sized companies with market values of $1.5 billion to $5 billion. BARON GROWTH & INCOME FUND also invests in debt securities. BARON SMALL CAP FUND invests at least 65% of its total assets, measured at cost, in the securities of smaller companies with market values of up to $1.5 billion and it can invest up to 35% in the securities of larger sized companies.

Although Baron Funds invest primarily in small and medium sized companies, the Funds will not sell positions just because their market values have increased. The Funds will add to its positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment. The Funds may invest in larger companies if the Adviser perceives an attractive opportunity in a larger company.

WHAT DOES THE ADVISER LOOK FOR?
In making investment decisions for the Funds the Adviser seeks securities that the Adviser believes have:
o favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability.
o    the potential to increase in value at least 50% over two subsequent years.

                                                            PROSPECTUS 3

The Adviser thoroughly researches the companies in which the Funds invest. Included in the research process are visits and interviews by the Adviser with company managements and their major competitors. The Adviser looks for special business niches, unusually favorable business opportunities, the opportunity to benefit from long lasting economic trends, barriers to entry, strong management capabilities, and strong balance sheets. The Funds may take large positions in the companies in which the Adviser has the greatest conviction. The Funds have a long term outlook; they are not short-term traders of securities. There is no assurance that the Funds will meet their investment goals.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?
BARON ASSET FUND and BARON SMALL CAP FUND invest primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.

BARON GROWTH & INCOME FUND invests in equity and debt securities; how much of each depends entirely on the Adviser's view of then-existing investment opportunities and economic conditions. The Fund will usually be more heavily invested in equity securities than debt securities.

The equity security portion of the portfolios consist primarily of common stocks and may include convertible securities, preferred stocks, warrants and convertible preferred stocks. The debt security portion of the portfolio may include notes, bonds, debentures and money market instruments. Debt securities represent an obligation of the issuer to repay a loan of money to it, often with interest. The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. There is no minimum rating for the debt securities that may be purchased for those Funds. The Funds rely on the Adviser's assessment of the issuer's securities and do not use independent ratings organizations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?
General Stock Market Risk The Funds' principal risks are those of investing in the stock market. The value of your investment in a Fund will increase as the stock market prices of the securities owned by the Fund increase and will decrease as the Fund's investments decrease in market value. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer, such as political, economic or general market conditions. Because the stock values fluctuate, when you sell your investment you may receive more or less money than you originally invested.

4 PROSPECTUS

SMALL AND MEDIUM SIZED COMPANIES The Adviser believes there is more potential for capital appreciation in smaller companies and in establishing significant positions in companies in which the Adviser has the greatest conviction, but there also may be more risk. Securities of smaller companies may not be well known to most investors and the securities may be thinly traded. There is more reliance on the skills of a compa ny's management and on their continued tenure. Investments may be attractively priced relative to the Adviser's assessment of a company's growth prospects, management expertise, and business niche, yet have modest or no current cash flows or earnings. Although the Adviser concentrates on a company's growth prospects, it also focuses on cash flow, asset value and reported earnings. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

DEBT SECURITIES Lower rated securities may have a higher yield and the potential for a greater return than investment grade securities but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. See the SAI for more information. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. With lower rated debt securities, a Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities.

The interest bearing features of debt securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.

CONVERTIBLE SECURITIES Since convertible securities combine the investment characteristics of both bonds and common stocks, the Funds' convertible securities investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

                                                                PROSPECTUS 5

PAST PERFORMANCE

The two tables below show the Funds' annual returns and their long term performance. The information provides some indications of the risks of investing in the Funds. The first table shows you how the performance for each Fund has varied from year to year. The second compares the Funds' performance over time to that of the Russell 2000, a widely recognized unmanaged index of small companies. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future. The annual report contains additional performance information which is available upon request without charge by writing or calling the Funds at the address and telephone number set forth on the back of this Prospectus.

[BAR CHART]

YEAR BY YEAR TOTAL RETURN as of 12/31 of each year (%)
Baron Asset Fund           25.0    -18.5   34.0    13.9    23.5    7.4     35.3    22.0    33.9    4.3

Baron Growth & Income Fund                                                 52.5    27.7    31.1    0.1

Baron Small Cap Fund                                                                               2.2

                           1989    1990    1991    1992    1993    1994    1995    1996    1997    1998


                        BARON ASSET            BARON GROWTH &         BARON SMALL
                           FUND                 INCOME FUND             CAP FUND
BEST QUARTER:              +26.6%                 +22.6%                 +22.4%
                         12/31/98                 12/31/98               12/31/98
----------------------------------------------------------------------------------

WORST QUARTER:             -24.0%                 -22.1%                 -28.1%
                         09/30/90                 09/30/98               09/30/98



6 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURN as of 12/31/98

                                                                                   Date of
                       1 Year      5 Years      10 Years      Since Inception      Inception
--------------------------------------------------------------------------------------------
Baron Asset
Fund                   +4.3%       +19.9%       +16.9%        +17.7%               06/12/87
--------------------------------------------------------------------------------------------
Baron Growth &
Income Fund            +0.1%                                  +26.4%               01/03/95
--------------------------------------------------------------------------------------------
Baron Small
Cap Fund               +2.2%                                  + 4.3%               10/01/97
--------------------------------------------------------------------------------------------
Russell 2000           -2.6%       +11.9%       +12.9%        +10.4%*
-------------------------------------------------------------------------------------------

* Since inception of Baron Asset Fund

FUND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from a Fund's assets)

                       Management      Distribution      Other            Total Annual Fund
                          Fees         (12b-1) Fee       Expenses         Operating Expenses
--------------------------------------------------------------------------------------------
Baron Asset Fund       1.0%            0.25%             0.07%            1.32%
--------------------------------------------------------------------------------------------
Baron Growth &
Income Fund            1.0%            0.25%             0.18%            1.43%*
--------------------------------------------------------------------------------------------
Baron Small Cap Fund   1.0%            0.25%             0.14%            1.39%
--------------------------------------------------------------------------------------------

* The expense ratio for Baron Growth & Income Fund net of interest expense would be 1.37% for the fiscal year ended 9/30/98.

EXAMPLE
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR                     1             3             5             10
-------------------------------------------------------------------------------
BARON ASSET FUND         $134          $418          $723          $1590
-------------------------------------------------------------------------------
BARON GROWTH &
INCOME FUND              $146          $452          $782          $1713
-------------------------------------------------------------------------------
BARON SMALL CAP FUND     $142          $440          $761          $1669
-------------------------------------------------------------------------------

                                                               PROSPECTUS 7

There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your shares through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "How to Purchase Shares" and "How to Redeem Shares")

The 12b-1 fee is paid to Baron Capital, Inc. for shareholder and distribution services. Because the fee is paid out of the Funds' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal years indicated. Certain information reflects financial results for a single fund share. The "total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers, LLP, the Funds' independent accountants, whose report, along with the Funds' financial statements, is included in the annual report.

BARON ASSET FUND
Year Ended September 30
                                       1998       1997       1996       1995       1994
Net Asset Value Beginning of Year      $47.43     $35.50     $29.30     $22.82     $21.91
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)             0.05      (0.14)     (0.06)     (0.09)     (0.14)
Net Realized and Unrealized Gains
 (Losses) on Investments               (7.52)     12.11       6.29       7.23       1.82
-------------------------------------------------------------------------------------------
Total from Investment Operations.       (7.47)     11.97       6.23       7.14       1.68
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income     0.00       0.00       0.00       0.00       0.00
Distributions from Net Realized Gains    0.00      (0.04)     (0.03)     (0.66)     (0.77)
-------------------------------------------------------------------------------------------
Total Distributions                      0.00      (0.04)     (0.03)     (0.66)     (0.77)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $39.96     $47.43     $35.50     $29.30     $22.82
===========================================================================================
TOTAL RETURN                           (15.7%)     33.8%      21.3%      32.3%       8.0%
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions) End of Year   $4,410.5   $3,224.5   $1,166.1   $290.0     $80.3
Ratio of Expenses to Average Net
 Assets                                   1.32%      1.35%      1.40%     1.44%      1.59%
Ratio of Net Investment Income
 (Loss) to Average Net Assets             0.11%     (0.52%)    (0.29%)   (0.55%)    (0.71%)
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 23.43%     13.23%     19.34%    35.15%     55.87%

8 PROSPECTUS

BARON GROWTH & INCOME FUND
Year Ended September 30
                                       1998       1997       1996       1995*
Net Asset Value Beginning of Year      $24.89     $18.40     $14.77     $10.00
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)             0.06       0.06       0.11       0.04
Net Realized and Unrealized Gains
 (Losses) on Investments                (4.56)      6.68       3.66       4.73
------------------------------------------------------------------------------------------
Total from Investment Operations        (4.50)      6.74       3.77       4.77
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income    (0.02)     (0.09)     (0.04)      0.00
Distributions from Net Realized Gains   (0.05)     (0.16)     (0.10)      0.00
------------------------------------------------------------------------------------------
Total Distributions                     (0.07)     (0.25)     (0.14)      0.00
------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $20.32     $24.89     $18.40     $14.77
==========================================================================================
TOTAL RETURN                           (18.1%)     37.1%      25.8%      47.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year  $315.6     $390.8     $207.2     $28.6
Ratio of Total Expenses to Average Net
 Assets                                 1.43%      1.40%      1.54%      1.99%**
Less: Ratio of Interest Expenses to
 Average Net Assets                    (0.06%)
------------------------------------------------------------------------------------------
Ratio of expenses to Average Net
 Assets Exclusive of Interest Expense   1.37%      1.40%      1.54%      1.99%**
------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
 (Loss) to Average Net Assets           0.20%      0.37%      1.20%      1.13%**
Portfolio Turnover Rate.............   40.39%     25.17%     40.27%     40.56%

* For the period January 3, 1995 (commencement of operations) to September 30, 1995.
**   Annualized.

The Fund's custodian offset custody fees of $5,252(less than $0.01 per share) in 1996 and $12,003(less than $0.01 per share) in 1995. The expense ratio is gross of the custodian offset.



                                                               PROSPECTUS 9

BARON SMALL CAP FUND
Year Ended September 30

                                                 1998*
Net Asset Value Beginning of Year                $10.00
----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                      (0.02)
Net Realized and Unrealized Gains
 (Losses) on Investments                          (1.37)
----------------------------------------------------------
Total from Investment Operations                  (1.39)
----------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.00
Distributions from Net Realized Gains              0.00
----------------------------------------------------------
Total Distributions                                0.00
----------------------------------------------------------
Net Asset Value, End of Year                     $ 8.61
==========================================================
TOTAL RETURN                                     (13.9%)
----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets(in millions), End of Year             $403.7
Ratio of Expenses to Average Net Assets           1.39%
Ratio of Net Investment Income to
 (Loss) to Average Net Assets                   (0.20%)
Portfolio Turnover Rate                          59.68%

* For the period October 1, 1997 (commencement of operations) to September 30, 1998.

OTHER INVESTMENT STRATEGIES

WHAT ARE SOME OF THE OTHER INVESTMENTS THE FUNDS MAKE?

TEMPORARY INVESTMENTS When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist and believes that investing for temporary defensive purposes is appropriate, all or a portion of the Funds' assets may be invested in money market instruments, which include U.S. Government securities, certificates of deposit, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. If the Funds take temporary defensive positions their investment objectives may not be achieved. BARON ASSET FUND may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. BARON GROWTH & INCOME FUND and BARON

10 PROSPECTUS

SMALL CAP FUND may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made for temporary, emergency or other purposes.

ILLIQUID SECURITIES BARON ASSET FUND may invest up to 10%, and BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

SPECIAL SITUATIONS The Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

OPTIONS AND DERIVATIVES BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may write (sell) put options and covered call options and purchase put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The options may be listed or over-the-counter. The Funds may also enter into equity swap agreements with approved parties.

REITs The Funds may invest in the equity securities of real estate investment trusts ("REITs"). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from real property or interest on loans secured by mortgages on real property.

OTHER STRATEGIES The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the section "Investment Goals, Strategies and Risks" in the Statement of Additional Information. Those that are identified as "fundamental"may only be changed with shareholder approval, while the others may be changed by the Board of Trustees.

WHAT ARE SOME ADDITIONAL RISK FACTORS?

OPTIONS AND DERIVATIVES Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. The dealer who

                                                            PROSPECTUS 11
takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

BORROWINGS To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

ILLIQUID SECURITIES The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

REAL ESTATE INVESTMENT TRUSTS The market value of REITs may be affected by changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income. The REIT portion of the portfolio may also be affected by general fluctuations in real estate values and by defaults by borrowers or tenants.

SPECIAL SITUATIONS Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.


MANAGEMENT OF THE FUND

The Board of Trustees oversees the management of the Funds. A list of the Board members and of the Funds' officers may be found in the Statement of Additional Information. BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered broker-dealer and the distributor of the shares of the Funds, is also a subsidiary of BCG.

Ronald Baron is the founder, president, chief executive officer and chairman of the Adviser and BCG and is the principal owner of BCG. Morty Schaja is the chief operating officer of the Adviser and BCG.

Mr. Baron has been the portfolio manager of BARON ASSET FUND and BARON GROWTH & INCOME FUND since their inception. He has managed money for others since 1975. Beginning in January 1999, BARON GROWTH & INCOME FUND is managed by a team that is headed by Ron Baron and that includes Matt Ervin and Mitch Rubin. Matt Ervin has been an analyst with Baron Funds for 4 years and before that was an analyst at another large money management firm. Mitch Rubin has worked at Baron Funds as a analyst for 3 years and before that was an analyst at a large brokerage firm. Clifford Greenberg has been the portfolio manag

12 PROSPECTUS
er of BARON SMALL CAP FUND since its inception. Mr. Greenberg joined Baron Funds in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., an investment partnership from January 1990 until he joined Baron Funds. The portfolio managers are primarily responsible for the day-to-day management of the portfolios. They also may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds. The Adviser also keeps the books of account of each Fund, and calculates daily the income and net asset value per share of each Fund. For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of each Fund's respective average daily net asset value.

Brokerage transactions for the Funds in exchange-listed securities are executed primarily by or through the Adviser's affiliate, Baron Capital, when consistent with trying to obtain the best net results for the Funds. Baron Capital is a registered broker-dealer and a member of the NASD. Please see the Statement of Additional Information for more information about trade executions.

YEAR 2000 Fund operations and shareholders could be adversely affected if the computer systems used by BAMCO, the Funds' other service providers, and other entities with computer systems linked to the Fund do not properly process and calculate date- related information from and after January 1, 2000. BAMCO is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. In addition, to the extent that operations of issuers of securities held by the Funds are impaired by date-related problems or prices decline as a result of real or perceived date-related problems of issuers held by the Fund or generally, the net asset value of the Funds will decline.

12b-1 PLAN
The Funds have adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of their shares and for services provided to shareholders. Because the fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Fund to pay Baron Capital a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.



                                                               PROSPECTUS 13

INFORMATION ABOUT YOUR INVESTMENT

HOW YOUR SHARES ARE PRICED
The purchase or sale price for your shares is the particular Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Baron Funds' transfer agent. If you purchase or sell shares through a brokerage firm, bank or other financial institution, your transaction will receive the NAV next calculated after the financial institution receives your order and transmits it to the Funds' transfer agent. The Funds' investments are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. The Funds may have arrangements with certain institutions with respect to the actual receipt of orders. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

HOW TO PURCHASE SHARES
You may purchase shares of the Funds directly without paying a sales charge. An application is included with this prospectus. Special applications are available to open individual retirement accounts ("IRAs"). The minimum initial investment is $2,000 unless you choose to invest through the Baron InvestPlan (see page
XX). There is no minimum for subsequent purchases. The Funds may reject any proposed purchase.

At present, only U.S. citizens and non-U.S. citizens with a tax identification number who reside in the U.S. may purchase shares of the Funds. Please call the Funds' transfer agent at 1-800- 442-3814, if you have any questions.

You may invest or add to your account using any of the following methods:

BY MAIL
To open a new account send your signed application form with your check payable to BARON FUNDS to:
       Baron Funds
       P.O. Box 419946
       Kansas City, MO 64141-6946

Please make sure you indicate how much money you want invested in each Fund. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards and cash will not be accepted.



14 PROSPECTUS

When adding to your account complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note indicating in which Baron Fund the investment should go and the account number. Send it to the address above.

BY WIRE
You can make your initial or additional investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442-3814 to obtain an account number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 419946, Kansas City, MO 64141-6946. (3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and (d) your wire number.

Please be sure to include your name and account number. The Fund is not responsible for delays in the wiring process.

BY TELEPHONE
Once your account is open you may add to your investment by telephone and exchange among the Baron Funds if you have elected that option on the application. By choosing this option you authorize Baron Funds to draw on your bank account. Please note that your accounts must be identically registered. To add this option to your account, call 1-800-442-3814 for the forms.

BARON INVESTPLAN
Baron InvestPlan is an automatic investment plan offered by the Funds. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99-BARON), attach a voided check and mail them to Baron Funds, P.O. Box 419946, Kansas City, MO 64141-6946.

THROUGH BROKER-DEALERS
You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in no transaction fee programs with many national brokerage firms.

                                                        PROSPECTUS 15

HOW TO REDEEM SHARES

You may redeem your shares of the Funds by any of the methods described below. There are no redemption charges. If you are selling shares in an IRA account please read the information in the IRA kit. Redemptions will not be made until all of the requirements for redemption are met.

Redemptions are priced at the next NAV calculated after your redemption request is received in proper form. If you have recently purchased shares your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.

BY MAIL
Write a letter that includes the following information: the name of the registered owner(s) of the account, the name of the Fund, the number of shares or dollar amount to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the transfer agent at:
           Baron Funds
           P.O. Box 419946
           Kansas City, MO 64141-6946.

A SIGNATURE GUARANTEE IS REQUIRED FOR REDEMPTIONS GREATER THAN $50,000. See the "Special Information About Redemptions" section on page XX. Within three days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.

BY TELEPHONE
If you have selected the telephone redemption option when you opened your account, you may redeem your shares by telephone. To add this option to your account call 1-800-442-3814 for a telephone redemption form. Once made, your telephone request cannot be changed. The minimum amount that you may redeem by telephone is $1,000. The maximum amount that you may redeem by telephone in any quarter is $50,000. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by electronic funds transfer to a pre-authorized bank account (usually a two banking day process), or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee (usually a next banking day process).

The Funds have the right to refuse a telephone redemption if they believe it advisable to do so. If you have selected the telephone option you may be responsible for any fraudulent telephone order as long as the Funds and their transfer agent use reasonable procedures to confirm that telephone instructions are genuine.

16 PROSPECTUS

BY BROKER-DEALER
You may redeem shares through broker-dealers or other institutions who may charge you a fee. The Funds may have special redemption procedures with certain broker-dealers.

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed is greater than $50,000, all of the signatures on a redemption request and/or certificate must be guaranteed. If you have changed your address within 30 days of a redemption request, a signature guarantee is required. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks, but not from a notary public. If you are redeeming $50,000 or less per quarter, and if proceeds are sent to the address of record, no signature guarantee is required. For joint accounts, each signature must be guaranteed. Please call if you are unsure of any of the requirements. Please remember that the Funds will not redeem your shares until the original letter of instruction with the signature guarantee in proper form has been received by the transfer agent.

Any Fund share certificates that have been issued must be returned with your redemption request. The transfer agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the transfer agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including receipt of all required documentation by the transfer agent, have been satisfied.

A redemption or exchange of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, the Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of withdrawals, the Fund may ask you to increase your balance. If it is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.

The Funds may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds' net assets.



                                                               PROSPECTUS 17

DISTRIBUTIONS AND TAXES
Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You are subject to federal income tax on Fund distributions, unless your investment is in an IRA or other tax-advantaged account. The tax status of any distribution is the same regardless of how long you have invested in the Fund and whether you reinvest your distributions or take them in cash. Income and short-term capital gain distributions are taxed at the ordinary income rate. Long-term capital gains distributions are taxed at either 10% or 20%, depending on your tax bracket. The tax status of the annual distribution will be detailed in an annual tax statement from the Fund. Distributions declared by the Fund may also be subject to state and local taxes. You should consult with your own tax adviser regarding your personal tax situation.

If you do not provide the Fund with your valid social security or taxpayer identification number, you will be subject to backup withholding for taxes.

GENERAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
The Bank of New York, 48 Wall Street, New York, New York 10015 is the custodian for the Baron Funds' cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. They are not responsible for investment decisions for the Baron Funds.

SHAREHOLDER INFORMATION
If you have questions about your account or transactions please contact the transfer agent, DST Systems, Inc., P.O. Box 419946, Kansas City, MO 64141-6946, or by telephone to 1-800-442-3814.

If you have questions about general Fund information please call the Baron Funds' office at 1-800-99-BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Funds send quarterly reports to shareholders.

18 PROSPECTUS

[BACK COVER]

[REGISTERED CASTLE LOGO]
     BARON
     FUNDS

767 Fifth Avenue
NY, NY 10153
1-800-99-baron


FOR MORE INFORMATION
Investors who want more information about the Baron Funds may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS
Additional information about the Funds' investments is available in the Fund's quarterly reports to Shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Additional information is also contained in the Statement of Additional Information dated January ,1999. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain the Statement of Additional Information and the shareholder reports without charge by writing or calling the Funds.

TO OBTAIN INFORMATION
By telephone:              Call 1-800-992-2766

By mail, write to:         Baron Funds
                           767 Fifth Avenue
                           New York, NY 10153

By e-mail:                 Send your request to:
                           info@baronfunds.com

On the internet:           Text-only versions of Baron Funds documents can be
                           viewed on-line or downloaded from:
                           http://www.baronfunds.com

or from:                   http://www.sec.gov

OTHER
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.



Ticker Symbols:            Baron Asset Fund             BARAX
                           Baron Growth & Income Fund   BGINX
                           Baron Small Cap Fund         BSCFX

SEC file number:  811-5032                                           99PROSP

                                  BARON FUNDS

                         Supplement to the January 1999
                      Statement of Additional Information
                                  May 19, 1999

Effective  May 19,  1999,  the  shareholders  of the Baron  Growth & Income Fund series voted to change the investment goal and objective to capital appreciation, dropping income as a secondary objective. The Board of Trustees then changed the name of the Fund to BARON GROWTH FUND.


                                Baron Asset Fund
                               Baron Growth Fund
                              Baron Small Cap Fund
                                 distributed by
                              Baron Capital, Inc.
                                767 Fifth Avenue
                               New York, NY 10153

(800) 99-BARON
(212) 583-2100

                                BARON ASSET FUND
                           BARON GROWTH & INCOME FUND
                              BARON SMALL CAP FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100

                           ________________________


                     STATEMENT OF ADDITIONAL INFORMATION
                              January 20, 1999

                           ________________________


This Statement of Additional Information ("SAI") is not a prospectus. The Fund's Prospectus, dated January 20, 1999, may be obtained without charge by writing or calling the Funds at the address and telephone number above.


                           ________________________



















No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related Prospectus.

                        TABLE OF CONTENTS



                                                      Page in
                                                      Statement
                                                      of
                                                      Additional     Page in
                                                      Information    Prospectus


FUND HISTORY AND CLASSIFICATION.................          3
  Investment Goals, Strategies and Risks........          3             3, 10
  Options Transactions and Swaps................          6             11
  Use of Segregated and Other Special Accounts..          7
  Investment Restrictions.......................          8
  Turnover Rate.................................         10


MANAGEMENT OF THE FUNDS.........................         10             12
  Board of Trustees and Officers................         10
  Principal Holders of Shares...................         13
  Investment Adviser............................         13
  Distribution Plan.............................         15             13
  Brokerage.....................................         17
  Custodian, Transfer Agent and Dividend Agent..         19             18


REDEMPTION OF SHARES............................         19             16


NET ASSET VALUE.................................         19             14

TAXES...........................................         19             18


ORGANIZATION AND CAPITALIZATION.................         20
  General.......................................         20            18
  Shareholder and Trustee Liability.............         21            18


OTHER INFORMATION...............................         21

FUND HISTORY AND CLASSIFICATION
--------------------------------

BARON ASSET FUND is a no-load, open-end, diversified management investment company organized as a series fund and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. There are three series currently available (individually a "Fund" and collectively the "Funds"): BARON ASSET FUND, started in June of 1987, BARON GROWTH & INCOME FUND, started in January of 1995, and BARON SMALL CAP FUND, started October 1, 1997.

INVESTMENT GOALS,  STRATEGIES AND RISKS
---------------------------------------

BARON ASSET FUND's investment objective is to seek capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. BARON GROWTH & INCOME FUND's investment objective is to seek capital appreciation with income as a secondary objective. BARON SMALL CAP FUND's investment objective is to seek capital appreciation through investments primarily in securities of small companies. BARON ASSET FUND and BARON GROWTH & INCOME FUND invest primarily in small sized companies with market capitalizations of approximately $100 million to $1.5 billion and medium sized companies with market values of $1.5 billion to $5 billion. BARON GROWTH & INCOME FUND also invests in debt securities. BARON SMALL CAP FUND invests at least 65% of its total assets, measured at cost, in the securities of smaller companies with market values of up to $1 billion. It may invest up to 35% in the securities of larger companies.

In addition to the principal investment strategies of the Funds described in the Prospectus on pages 3 and 10, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees. Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but are explained in more detail here.

FOREIGN SECURITIES The Funds may invest up to 10% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts without regard to this limitation. The Adviser currently intends to invest not more than 10% of the Funds' assets in foreign securities, including both direct investments and investments made through depositary receipts. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the- counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADR's or EDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

LENDING The Funds may lend their portfolio securities to institutions as a means of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determines that the income justifies the risk. BARON ASSET FUND will not lend more than 10% of its total assets and BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND will not lend more than 25% of their respective total assets.

MORTGAGE-BACKED SECURITIES BARON GROWTH & INCOME FUND may invest up to 5% of its assets in mortgage-backed securities that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, BARON GROWTH & INCOME FUND may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment.

WHEN-ISSUED SECURITIES The Funds may invest up to 5% of their respective assets in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES All of the Funds may invest in debt securities. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may invest up to 35% of their respective total assets in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds."

The Funds will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Funds' portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their respective investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher rated debt securities, risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a

Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established retail market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data.

To the extent that a Fund purchases illiquid securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT SECURITIES The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent a Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

OPTIONS TRANSACTIONS AND SWAPS
------------------------------

BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may (write) sell put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange- listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option or derivatives, including swaps. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument or fails to make a cash settlement payment due in according with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with previously approved Counterparties. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities.

USE OF SEGREGATED  AND OTHER  SPECIAL  ACCOUNTS
-----------------------------------------------

Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A put option written requires that the Fund segregate liquid, high grade assets equal to the exercise price. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

INVESTMENT RESTRICTIONS
-----------------------

BARON ASSET FUND, BARON GROWTH & INCOME FUND, and BARON SMALL CAP FUND have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval of the Funds' shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

BARON ASSET FUND may not:

1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;
2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made;
3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;
4. Make short sales of securities, maintain a short position, or write put options;
5.   Purchase or sell commodities or commodity contracts;
6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;
7.   Invest in oil, gas or mineral-related programs or leases;
8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities;
9. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;
10. Invest more than 10% of the value of the Fund's total assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;
11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;
12. Participate on a joint, or a joint and several, basis in any securities trading account;
13.  Underwrite securities of other issuers;
14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;
15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;
16. Invest more than 5% of its total assets in warrants to purchase common stock;

17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or
18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND may not:

1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.
2. Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.
3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.
4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.
5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.
6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.
7.   Underwrite securities of other issuers.
8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.
9. Participate on a joint, or a joint and several, basis in any securities trading account.
10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.
11. Purchase securities of any issuer with a record of less than three years' continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.
12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, BARON GROWTH & INCOME FUND and BARON SMALL CAP FUND will not:

1. Invest in securities of other registered investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies.
2. Invest more than 5% of its total assets in warrants to purchase common stock.
3. Purchase the securities of any issuer of which any officer or director of the Fund owns 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%.

The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications. The portfolios of the Funds are valued every day the New York Stock Exchange is open for trading.

With respect to investments in warrants, the Funds will not invest in excess of 2% of the value of the particular Fund's net assets in warrants that are not listed on the New York or American Stock Exchanges. Warrants are essentially options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

TURNOVER RATE
-------------

The adviser expects that the average annual turnover rate of the portfolios of BARON ASSET FUND and Baron Growth & Income Fund should not exceed 50% and of Baron Small Cap Fund should not exceed 100%. For the year ended September 30, 1998, Baron Asset Fund's portfolio turnover was 23%, Baron Growth & Income Fund's portfolio turnover was 40%, and Baron Small Cap Fund's portfolio turnover was 59%. For the year ended September 30, 1997, BARON ASSET FUND's portfolio turnover was 13% and Baron Growth & Income Fund's was 25%. The turnover rate fluctuates depending on market conditions.

MANAGEMENT OF THE FUNDS
-----------------------

BOARD OF TRUSTEES AND OFFICERS
------------------------------

The Board of Trustees oversees the management of the Funds. The Trustees and executive officers of the Funds and their principal occupations during the last five years are set forth below.

                              Position Held                    Principal Occupation(s)
Name, Address & Age           With the Fund                    During Past Five Years
--------------------          -------------                    ---------------------------------------

Ronald Baron *+   55          President, Chief Investment      President and Director of: Baron
767 Fifth Avenue              Officer and Trustee              Capital, Inc. (1982-Present), Baron
New York, NY 10153                                             Capital Management, Inc.(1983-Present) Baron Capital
                                                               Group, Inc. (1984-Present), BAMCO, Inc. (1987-Present).

Norman S. Edelcup @ 63        Trustee                          Chairman, Item Processing of
244 Atlantic Isle                                              America (1989-Present), (financial
N. Miami Beach, FL 33160                                       institution service bureau); Director, Valhi Inc. (1975-Present)
                                                               (diversified company); Director, Artistic Greetings,
                                                               Inc. (1985-Present).

Mark M. Feldman    47         Trustee                          President and Chief Executive Officer,
444 Madison Avenue, Ste 703                                    Cold Spring Group, Inc. (1993-Present)
New York, NY 10020                                             (reorganization and restructuring consulting); various restructuring and corporate development engagements(1995-Present) (case
                                                               and litigation management); Director, SNL Securities,
                                                               Inc. (1997-Present) (publisher of data bases and manager of a bank and thrift stock portfolio); Trustee, Aerospace Creditors
                                                               Liquidating Trust (1993-1997)(administered and liquidated assets).

Irwin Greenberg @   67        Trustee                          Chairman (1994-1997) and Director
4303 W. Wyndemere Circle                                       (1991-Present), Lehigh Valley  Hospital
Schnecksville, PA 18078                                        Board; Retail Consultant, 1990-Present); (Director, Cedar Crest
                                                               College (1990-Present); Director, Henry Lehr & Co., Inc.
                                                               (1996-Present) (insurance); President and Chief Executive Officer,
                                                               Hess's Department Stores (1976-1990).

Clifford Greenberg  39        Vice President                   Vice President, Baron Capital, Inc.,
767 Fifth Avenue                                               Baron Capital Group, Inc., BAMCO, Inc.
New York, NY 10153                                             (1997-Present); General Partner, HPB Associates, L.P. (1984-1996)
                                                               (investment partnership).

Linda S. Martinson*+  43      Secretary,                       General Counsel and Secretary of:
767 Fifth Avenue              Vice President                   Baron Capital, Inc. (1983-Present),
New York, NY 10153            and Trustee                      BAMCO, Inc. (1987-Present), Baron Capital Group, Inc. (1984-Present),
                                                               Baron Capital Management, Inc. (1983-Present).

                              Position Held                    Principal Occupation(s)
Name,  Address & Age          With the Fund                    During Past Five Years
--------------------          -------------                    -----------------------------------------
Charles N. Mathewson   70     Trustee                          Chairman of the Board, International
9295 Prototype Road                                            Game Technology (1986-Present)
Reno, NV 89511                                                 (manufacturer of microprocessor-controlled gaming machines and monitoring systems).

Harold W. Milner       64     Trustee                          Retired; President and Chief Executive
2293 Morningstar Drive                                         Officer, Kahler Realty Corporation
Park City, UT 84060                                            (1985-1997) (hotel ownership and management).

Raymond Noveck+        55     Trustee                          President, The Medical Information
31 Karen Road                                                  Line, Inc. (1997-Present) (health care
Waban, MA 02168                                                information); President, Strategic information); Director, Horizon
                                                               /CMS Healthcare Corporation (1987-1997).

Susan Robbins          44     Vice President                   Senior Analyst, Vice President and
767 Fifth Avenue                                               Director of: Baron Capital, Inc. (1982-
New York, NY 10153                                             Present), Baron Capital Management, Inc.(1984-Present).

Morty Schaja*          44     Senior Vice                      Senior Vice President and Chief
767 Fifth Avenue              President, Chief                 Operating Officer of Baron Capital, Inc.
New York, NY 10153            Operating Officer and Trustee    (1997-Present), Managing Director, Vice President, Baron Capital,
                                                               Inc. (1991-Present) and Director, Baron Capital
                                                               Group, Inc., Baron Capital Management, Inc., and BAMCO, Inc.
                                                               (1997-Present).

David A.Silverman, M.D. 48    Trustee                          Physician and Faculty, New York University
239 Central Park West                                          School of Medicine (1976-Present).
New York, NY 10024

Peggy Wong            38      Treasurer and                    Treasurer and Chief Financial Officer
767 Fifth Avenue              Chief Financial Officer          of: Baron Capital, Inc., Baron Capital
New York, NY 10153                                             Group, Inc., BAMCO, Inc., Baron Capital
                                                               Management, Inc.(1987-Present).
-----------------------------------------------------------------------------------------------------------------------------

* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.

@     Members of the Audit Committee.

The Trustees of the Funds' received the following compensation from the Funds for the fiscal year ended September 30, 1998:

                          Aggregate Compensation            Total Compensation
Name                      From the Funds                    From the Funds Paid to Trustees
-----------------         ----------------------            -------------------------------
Ronald Baron              $0                                $0
Norman Edelcup            $13,000                           $13,000
Neil Elliott              $ 1,125                           $ 1,125
Linda S. Martinson        $0                                $0
Charles Mathewson         $ 4,000                           $ 4,000
Mark Feldman              $12,500                           $12,500
Irwin Greenberg           $15,000                           $15,000
Harold Milner             $12,500                           $12,500
Raymond Noveck            $12,500                           $12,500
Morty Schaja              $0                                $0
David Silverman           $12,500                           $12,500
Daniel Tisch              $12,500                           $12,500

TOTALS                    $95,625                           $95,625

PRINCIPAL HOLDERS OF SHARES
---------------------------

As of December 31, 1998, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the
Funds:

                                    Baron Asset       Baron Growth        Baron Small
                                    Fund              & Income Fund       Cap Fund
                                    -----------       -------------       -----------
Charles Schwab & Co., Inc.          42.6%             39.2%               42.4%
National Financial Services Corp.   13.7%             16.4%               26.4%
Donaldson, Lufkin & Jenrette         5.0%              0.0%                5.3%

All of the above record owners are brokerage firms or other Financial Institutions that hold stock for the benefit of their respective customers. As of December 31, 1998, all of the officers and Trustees of BARON ASSET FUND as a group beneficially owned directly or indirectly 0.19% of BARON ASSET FUND's outstanding shares 0.55% of BARON GROWTH & INCOME FUND's outstanding shares and 0.57% of BARON SMALL CAP FUND's outstanding shares.

INVESTMENT ADVISER
------------------

The investment adviser to the Funds is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 28 years of experience as a Wall Street analyst and has managed money for others for over 23 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Trustees may determine. BARON

ASSET FUND incurred advisory expenses of $45,074,474 for the year ended September 30, 1998; $18,573,064 for the year ended September 30, 1997; and $6,923,899 for the year ended September 30, 1996. BARON GROWTH & INCOME FUND incurred advisory expenses of $4,310,057 for the year ended September 30, 1998; $2,828,391 for the year ended September 30, 1997; and $994,621 for the year ended September 30, 1996. BARON SMALL CAP FUND incurred advisory expenses of $4,041,420 for the year ended September 30, 1998, its first year of operation.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser.

The Funds pay all operating and other expenses not borne by the Adviser such as audit, accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Funds. BCM is an investment adviser to institutional and individual accounts. Clients of BCM have investment objectives which may vary only slightly from those of each other and of the Funds. BCM invests assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Funds. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser, and for the principals and employees of the Adviser, BCM, and affiliates to take either the same or least favorable price of the day. All trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for a Fund that are inconsistent with the investment decisions for another Fund.

Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" ( as defined by the Investment Company Act of 1940 ("1940 Act" )) for BARON ASSET FUND on May 11, 1987, for BARON GROWTH & INCOME FUND on October 21, 1994 and for BARON SMALL CAP FUND on July 29, 1997. BARON SMALL CAP FUND's Advisory Agreement is for an initial two year period but the Advisory Agreements must normally be approved annually by the Trustees or a majority of the particular Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to BARON ASSET FUND and BARON GROWTH & INCOME FUND, such approval for 1998 was approved at a Board of Trustees meeting held on April 28, 1998.

Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by 1940
Act).

SERVICE AGREEMENTS
------------------

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds.

DISTRIBUTOR
-----------

The Funds have a distribution agreement with Baron Capital, Inc., ("Baron Capital" or the "Distributor") a New York corporation and a subsidiary of BCG, located at 767 Fifth Avenue, New York, N.Y. 10153. Baron Capital is affiliated with the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").

DISTRIBUTION PLAN
-----------------

The Distribution Plan authorizes the Funds to pay the Distributor a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. The fee was reduced to 0.25% from 0.50% on July 12, 1993. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the Prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Fund. The distribution fee is payable to the Distributor regardless of the actual expenses incurred, although the actual expenses incurred by the Distributor have historically exceeded the distribution fees received by the Distributor.

If and to the extent the expenses listed below are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1, they are not included in the limits above: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information; (d) all legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all costs of responding to telephone or mail inquiries of shareholders or prospective shareholders.

The Distribution Plan requires that while it is in effect the Distributor report in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

For the fiscal year ended September 30, 1998, BARON ASSET FUND paid distribution fees to the Distributor of $11,268,627 (an additional $1,307,832 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON GROWTH & INCOME FUND paid distribution fees to the Distributor of $1,077,515 (an additional $71,246 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and BARON SMALL CAP FUND paid distribution fees to the Distributor of $1,010,356 (an additional $318,263 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation). The distribution expenses incurred by the Distributor for the fiscal year ended September 30, 1998 with respect to the three Funds in the aggregate were as follows:


      (a)  Advertising                                      $         4,900

      (b)  printing and mailing of prospectuses                   2,144,840
           to other than current shareholders

      (c)  Compensation paid or to be paid to                    10,713,599
           broker/dealers

      (d)  Compensation paid to sales and clerical personnel      1,388,560

      (e)  Other                                                    801,940

Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement. All the interested Trustees had such an interest.

The Distribution Plan has been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The anticipated benefits include the following: (i) reduced expense ratios due to economies of scale, (ii) the ability to purchase larger blocks of securities, resulting in decreased expenses, and (iii) the minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. Baron Capital's actual expenditures have and will continue to substantially exceed the distribution fee received by it. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan shall continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by its Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Funds' Board of Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of a majority of the shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in business of underwriting, selling or distributing securities. Accordingly, the Distributor will enter into agreements with banks only to provide administrative assistance. However, changes in federal or state statues and regulations pertaining to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

BROKERAGE
---------

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the objective of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price. Brokerage transactions for the Funds in exchange-listed securities are effected chiefly by or through the Adviser's affiliate, Baron Capital, when consistent with this objective and subject to the conditions and limitations of the 1940 Act. Baron Capital is a member of the National Association of Securities Dealers, Inc., but is not a member of any securities exchange. Transactions in securities that trade on NASDAQ or are otherwise not listed are effected by broker/dealers other than Baron Capital. The Funds do not deal with Baron Capital in any portfolio transaction in which Baron Capital acts as principal.

The Funds' Board of Trustees has adopted procedures pursuant to Rule 17e-1 of the 1940 Act which are reasonably designed to provide that the commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other enumeration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Board reviews no less frequently than quarterly that all transactions effected pursuant to Rule 17e-1 during the preceding quarter were effected in compliance with such procedures. The Funds and the Adviser furnish such reports and maintain such records as required by Rule 17e-1.

For the fiscal year ended September 30, 1998, of the total $ 8,178,614 brokerage commissions paid by the Funds, $ 5,435,764 were paid to Baron Capital. For the fiscal year ended September 30, 1997, of the total $3,307,779 brokerage commissions paid by BARON ASSET FUND and BARON GROWTH & INCOME FUND, $2,575,700 brokerage commissions were paid to Baron Capital. For the fiscal year ended September 30, 1996, of the total $1,576,882 brokerage commissions paid by BARON ASSET FUND and BARON GROWTH & INCOME FUND, $1,383,564 brokerage commissions were paid to Baron Capital. The brokerage commissions paid to Baron Capital represent 66.5% of the aggregate dollar amount of brokerage commissions paid and 59.1% of the aggregate dollar amount of transactions involving the payment of commissions for the 1998 fiscal year. The brokerage commissions paid to Baron Capital represent 77.9% of the aggregate dollar amount of brokerage commissions paid and 76.4% of the aggregate dollar amount of transactions involving the payment of commissions for the 1997 fiscal year. The brokerage commissions paid to Baron Capital represent 87.7% of the aggregate dollar amount of brokerage commissions paid and 58.4% of the aggregate dollar amount of transactions involving the payment of commissions for the 1996 fiscal year. For the fiscal year ended September 30, 1995, of the total $369,753 brokerage commissions paid by the Funds, $341,336 in brokerage commissions were paid to Baron Capital. The brokerage commissions paid to Baron Capital represent 92.3% of the aggregate dollar amount of brokerage commissions paid and 89.0% of the aggregate dollar amount of transactions involving the payment of commissions for the 1995 fiscal year. Transactions in which Baron Capital acted as broker represents 39% of the aggregate dollar amount of all principal and agency transactions for the Funds for the 1998 fiscal year.

Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer (except Baron Capital) which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided research to the Adviser. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration the in the selection of brokers to execute portfolio transactions.

Baron Capital acts as broker for, in addition to the Funds, accounts of BCM and Baron Capital, including accounts of principals and employees of Baron Capital, BCM and the Adviser. Investment decisions for the Funds for investment accounts managed by BCM and for accounts of Baron Capital are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's, BCM's and/or Baron Capital's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM and Baron Capital. This procedure could have a detrimental effect upon the price or value of the security for the Funds, but may have a beneficial effect.

The investment advisory fee that the Funds pay to the Adviser is not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would by useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would by useful to the Adviser in carrying out its obligations to the Funds.

CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT
------------------------------------------------

The Bank of New York, 48 Wall Street, New York, NY, is the custodian for the Funds' cash and securities. DST Systems, Inc., CT-7 Tower, 1004 Baltimore, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds' shares. Neither institution assists in or is responsible for investment decisions involving assets of the Funds.

REDEMPTION OF SHARES
--------------------

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Funds' Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to a particular fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Funds' Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.

NET  ASSET VALUE
----------------

As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. The Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price from the dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.

TAXES
-----

Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.

ORGANIZATION AND CAPITALIZATION
-------------------------------

GENERAL
-------

BARON ASSET FUND is an open-end investment company organized as a series fund and established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 19, 1987, as amended. The three series currently available are BARON ASSET FUND, BARON GROWTH & INCOME FUND, and BARON SMALL CAP FUND. Shares entitle their holders to one vote per share. Shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgement thereon. Thus, the risk of a shareholder incurring financial loss on account or shareholder liability is limited to circumstances in which the Fund itself would be unable to meets its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION
-----------------

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Funds.

CALCULATIONS OF PERFORMANCE DATA
---------------------------------

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

                         P(1+T)^ = ERV
Where:         P  = a hypothetical initial payment of $1,000
               T  = average annual total return
                ^ = number of years
              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance of BARON ASSET FUND has been:

                                   AVERAGE ANNUAL TOTAL RETURN         ACTUAL RETURN*
                                   (PRIOR TO JANUARY 1, 1992
                                   INCLUDES THE 2% CONTINGENT
                                   DEFERRED SALES LOAD WHERE
                                   INVESTMENT IS LESS THAN 3 YEARS)

Year ended 12/31/98                         + 4.3%                        +  4.3%

Inception(06/12/87) to 12/31/98             +17.7%                        +557.5%

Five Years Ended 12/31/98                   +19.9%                        +147.4%

Ten Years Ended 12/31/98                    +16.9%                        +375.0%

* Does not include the 2%contingent deferred sales load which applied only prior to 1/1/92.


For BARON GROWTH & INCOME FUND the Performance Has Been:

                                   AVERAGE ANNUAL TOTAL RETURN        ACTUAL RETURN
Year Ended 12/31/98                       +  0.1%                       +    0.1%

Inception (01/03/95) to
Year Ended 12/31/98                        +26.4%                         +155.6%


For BARON SMALL CAP FUND the Performance Has Been:

                                   AVERAGE ANNUAL TOTAL RETURN        ACTUAL RETURN
Year Ended 12/31/98                      +  2.2%                         +   2.2%

Inception (10/01/97) to
Year Ended 12/31/98                      +  4.3%                         +   5.4%

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from Lipper Analytical Services, Inc., CDA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, 1998 Mutual Fund Report, Mutual Fund Magazine, The Street.com, Bloomberg
Personal,   Worth,  Washington  Business  Journal,

Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, and/or Dow Jones News. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4,500, 5000, or Small Cap; NASDAQ/OTC Composite, New York Stock Exchange; and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth and income funds, equity income funds, and any combination of the above listed categories.